Idaho Tax-Exempt Fund

Ticker Symbol: NITEX

March 31, 2023

SUMMARY PROSPECTUS

Before you invest, you may want to review Idaho Tax-Exempt Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareowners, online at www.saturna.com/prospectus. You can also get this information at no cost by calling 1-800-728-8762 or by sending an email request to info@saturna.com. The Fund's prospectus and statement of additional information, both dated March 31, 2023, are incorporated by reference into this Summary Prospectus.

Idaho Tax-Exempt Fund

NITEX

Investment Objective

Idaho Tax-Exempt Fund seeks to provide income free from federal income, federal alternative minimum, and Idaho state income taxes. Preservation of capital is a secondary objective.

Fees and Expenses

This section describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareowner Fees

None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.17%
Total Annual Fund Operating Expenses	0.67%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$68	$214	$373	$835

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 12.08% of the average value of its portfolio.

Principal Investment Strategies

Idaho Tax-Exempt Fund invests in debt securities issued by the State of Idaho and its political subdivisions. These municipal bonds, notes, and commercial paper may be in various forms, including general obligation bonds, revenue bonds, mortgage bonds, certificates of participation, local improvement district bonds, and refunding bonds.

The Fund buys investment-grade bonds, meaning those rated BBB or higher by a national bond rating agency (e.g., Standard & Poor's), or, if unrated, of equivalent quality in the opinion of the adviser, considered at the time of purchase. At least 40% of bonds that the Fund buys must be rated A or higher or, if unrated, of equivalent quality, on a similar basis. Factors used in bond evaluations include such information as the bond district's financial position, population size, employment trends, economic activity, and diversification. The portfolio's dollar-weighted average effective maturity is expected to range between 6 and 15 years. In accordance with the fundamental investment policies of the Fund, under normal circumstances, at least 80% of net assets are invested in debt securities generating income exempt from both federal and Idaho income tax.

Bonds subject to AMT do not count as satisfying the Fund's requirement to invest 80% of its net assets in debt securities generating tax-exempt income.

Principal Risks of Investing

Market risk: The value of the Fund's shares rises and falls as the market value of the securities in which the Fund invests goes up and down. Consider investing in the Fund only if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with the fluctuations in the securities markets as well as the fortunes of the industries and companies in which the Fund invests.

Investment strategy risk: Because the Fund concentrates its investments primarily in Idaho municipal securities, its investments are susceptible to factors adversely affecting Idaho. These factors include economic and financial trends as well as political conditions in Idaho and its political subdivisions. Investing primarily in Idaho bonds means the Fund is less diversified than some other types of mutual funds. Concentrating investments in a single state or a small number of security issues may lead to underperformance compared to investments selected in greater number and/or from a wider universe.

Tax risk: The Fund is vulnerable to tax rate changes, either at the Idaho or federal level, since part of municipal securities' value is derived from the recipient's ability to exclude interest payments from taxation. Should this exclusion be reduced, the market for municipal securities, and consequently the Fund's share value, may be adversely affected.

Idaho Tax-Exempt Fund

NITEX

Interest rate risk: Changes in interest rates impact prices of fixed-income and related investments. When interest rates rise, the value of fixed-income investments (paying a lower rate of interest) generally will fall. Investments with shorter terms may have less interest rate risk, but generally have lower returns and, because of the more frequent maturity dates, may involve higher re-investment costs.

Call risk: Bonds with embedded callable options also contain an element of prepayment or call risk. When interest rates decline, issuers can retire their debt and reissue bonds at a lower interest rate.

Credit risk: Corporate and sovereign issuers of the notes and certificates in which the Fund invests may not be able or willing to make payments when due, which may lead to default or restructuring of the investment. In addition, if the market perceives deterioration in the creditworthiness of an issuer, the value and liquidity of the issuer's securities may decline.

Liquidity risk: Liquidity risk exists when particular investments are difficult to sell and may be more difficult to value. If the Fund is forced to sell these investments during unfavorable conditions to meet redemptions or for other cash needs, the Fund may lose money on its investments. As a result, the Fund may be unable to achieve its objective.

Performance

Annual Total Return

The following bar chart presents the calendar year total returns of the Fund before taxes. The bar chart provides an indication of the risks of investing in the Fund by showing changes in performance from year to year. A fund's past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.

Performance data current to the most recent month-end and quarter-end are available on www.idahotaxexemptfund.com.

Best Quarter	Q4 2022	3.51%
Worst Quarter	Q1 2022	-4.08%

Average Annual Total Returns

The table below presents the average annual returns for the Fund and provides an indication of the risks of investing in the Fund by showing how the Fund's average annual returns for 1, 5, and 10 years compare to those of a broad-based market index and an index of Idaho municipal bonds.

Periods ended December 31, 2022
	1 Year	5 Years	10 Years
Return before taxes	-5.07%	1.11%	1.55%
Return after taxes on distributions	-5.07%	1.11%	1.54%
Return after taxes on distributions and sale of Fund shares	-5.10%	1.23%	1.49%
S&P National AMT-Free Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	-8.10%	1.23%	2.01%
S&P Idaho Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	-7.86%	1.34%	2.48%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Idaho Tax-Exempt Fund

NITEX

Investment Adviser

Saturna Capital Corporation is Idaho Tax-Exempt Fund's investment adviser.

Portfolio Manager

Ms. Elizabeth Alm CFA®, a portfolio manager and senior investment analyst of Saturna Capital Corporation, is the person primarily responsible for the day-to-day management of the Idaho Tax-Exempt Fund, which she has managed since 2020. Mr. Christopher W. Lang CFA®, a portfolio manager and a senior investment analyst of Saturna Capital Corporation, has been the deputy portfolio manager since 2020.

Purchase and Sale of Fund Shares

You may open an account and purchase shares by sending a completed application, a photocopy of a government-issued identity document, and a check made payable to the Idaho Tax-Exempt Fund.

The minimum initial investment is $1,000 (for tax-sheltered accounts, there is no minimum).

Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem shares on any business day by several methods:

Written request

Write:   Idaho Tax-Exempt Fund
            Box N
            Bellingham, WA 98227-0596

Or Fax: 360-734-0755

Telephone request

Call: 800-728-8762 or 360-734-9900

Online

Visit: www.idahotaxexemptfund.com

Tax Information

The Fund's distribution of dividends paid from investments in Idaho bonds are generally not subject to federal or Idaho state income taxes. Interest on certain bonds, such as revenue bonds, may be subject to the federal alternative minimum income tax (AMT). Bonds subject to AMT do not count as satisfying the Fund's requirement to invest 80% of its net assets in debt securities generating tax-exempt income. Any ordinary income dividends or capital gain distributions you receive from the Fund may be subject to federal, state, and local income taxes.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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